Employee Compensation	3 Months Ended
Jan. 31, 2022
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Employee Compensation
Note 8: Employee Compensation
Stock Options
During the three months ended January 31, 2022, we granted a total of 1,028,255 stock options (984,943 stock options during the three months ended January 31, 2021). The weighted-average fair value of options granted during the three months ended January 31, 2022 was $14.17 per option ($10.75 per option for the three months ended January 31, 2021).
To determine the fair value of the stock option tranches (i.e. the portion that vests each year) on the grant date, the following ranges of values were used for each option pricing assumption:

For stock options granted during the three months ended	January 31, 2022	January 31, 2021
Expected dividend yield	4.2%	4.9%
Expected share price volatility	16.8%	20.6 - 20.7%
Risk-free rate of return	1.8 - 1.9%	1.0%
Expected period until exercise (in years)	6.5 - 7.0	6.5 - 7.0
Exercise price ($)	135.58	97.14
 Changes to the input assumptions can result in different fair value estimates.
Pension and Other Employee Future Benefit Expenses
Pension and other employee future benefit expenses are determined as follows:

(Canadian $ in millions)
	Pension benefit plans		Other employee future benefit plans
For the three months ended	January 31, 2022	January 31, 2021	January 31, 2022	January 31, 2021
Current service cost	59	67	2	2
Net interest (income) expense on net defined benefit (asset) liability	(7)	2	9	8
(Gain) on settlement	(1)	-	-	-
Administrative expenses	1	1	-	-
Benefits expense	52	70	11	10
Government pension plans expense (1)	65	55	-	-
Defined contribution expense	65	59	-	-
Total pension and other employee future benefit expenses recognized in the Consolidated Statement of Income	182	184	11	10

(1)	Includes Canada Pension Plan, Quebec Pension Plan and U.S. Federal Insurance Contributions Act.
 Certain comparative figures have been reclassified to conform with the current period’s presentation.